                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 17, 1996

                              IKON CAPITAL, INC.

                    (FORMERLY ALCO CAPITAL RESOURCE, INC.)

                       _________________________________
            (Exact name of registrant as specified in its charter)




    DELAWARE                    File No. 0-20405               23-2493042
- ----------------                ----------------              ------------
(State or other                 (Commission File              (IRS Employer
 jurisdiction of                Number)                       (Identification
 incorporation)                                               Number)


           1738 Bass Road, Macon, Georgia                         31210
          --------------------------------                      ---------
     (Address of principal Executive Offices)

      Registrant's telephone number, including area code: (912) 471-2300
                                                          --------------



                                Not Applicable
                     -------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

          On April 17, 1996, the Registrant's parent, Alco Standard Corporation, announced its second quarter results and reported its intention to structure the businesses of IKON Business Solutions and Unisource under separate ownership.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (c)  Exhibits.
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               Press Release of Alco Standard Corporation dated April 17, 1996
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   IKON CAPITAL, INC.




                                   By: /s/Robert M. Kearns
                                       --------------------------
                                          Robert M. Kearns
                                          Vice President
                                          (Principal Financial Officer)



Dated: April 17, 1996
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                               Index to Exhibit
                               ----------------



     (28)  Press Release Dated April 17, 1996